EXHIBIT 10.1

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$2,000,000.00	09-06-2018	11-06-2020	511416679		PRO DI00	06618

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower:	PRO-DEX, INC. 2361 MCGAW AVENUE IRVINE, CA 92614	Lender:	MINNESOTA BANK & TRUS MINNETONKA 9800 Bren Road East, Suite 200 Minnetonka, MN 55343-6400 (952) 936-7800

Principal Amount: $2,000,000.00	Date of Agreement: September 6, 2019

DESCRIPTION OF EXISTING INDEBTEDNESS.   PROMISSORY NOTE AS DESCRIBED ABOVE WITH A CURRENT PRINCIPALE BALANCE OF ZERO DOLLARS.

DESCRIPTION OF CHANGE IN TERMS.

LENDER AND BORROWER AGREE TO EXTEND THE MATURITY DATE ON THIS LOAN FROM 09/06/2019 TO 11/06/2020.

LENDER AND BORROWER AGREE THAT THE INTEREST WILL BE COLLECTED WITH THE NEXT REGULARLY SCHEDULED PAYMENT.

BORROWER AGREES TO PAY A FEE OF $5,00 IN CONJUNCITON WITH THIS CHANGE IN TERMS AGREEMENT.

LENDER AND BORROWER AGREE TO THE FOLLOWING PAYMENT SCHEDULE: (13) MONTHLY INTEREST ONLY PAYMENTS BEGINNING 10/06/2019 AND DUE ON THE SAME SAY OF EACH MOTNH THERAFTER. BORROWERS FINAL PAYMENT WILL BE DUE ON 11/06/2020, AND WILL BE FOR ALL PRINCIPAL AND ALL IACCRUED INTEREST NOT YET PAID.

CONTINUING VALIDITY.  Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive the Lender’s right to strict performance of the obligations(s) as changed, nor obligate the Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification, or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AMENDMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

PRO-DEX, INC.

By:	/s/ Richard Van Kirk
RICHARD LEE VANKIRK, JR., Chief Executive Officer of PRO-DEX, INC.

LENDER:

MINNESOTA BANK & TRUST

By:	/s/ Eric Gundersen
Senior Vice President